                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


The combination of International Remote Imaging Systems ("IRIS") and Norfolk Scientific, Inc., doing business as StatSpin Technologies ("StatSpin") is expected to be accounted for using the pooling-of-interests method of accounting which accounts for a business combination as the uniting of the ownership interests by exchange of equity securities. Under this method of accounting, ownership interests continue and the former bases of accounting are retained; the recorded assets and liabilities of IRIS and StatSpin are carried forward to the combined corporation at their recorded amounts; income of the combined corporation includes income of IRIS and StatSpin for the entire fiscal period in which the combination occurs; and the reported income of the separate corporations for prior periods is combined and restated as income of the combined corporation.

The accompanying Unaudited Pro Forma Condensed Combined Balance Sheet combines the balance sheets of IRIS and StatSpin as of September 30, 1995. The annual Unaudited Pro Forma Condensed Combined Statements of Income combine the statements of income of IRIS for the fiscal years ended December 31, 1992, 1993 and 1994 with those of StatSpin for the fiscal years ended March 31, 1993, 1994 and 1995. The statements of income for StatSpin included in the Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 1995 and 1994 have been recast to conform with IRIS's fiscal year end.

The Unaudited Pro Forma Condensed Combined Financial Statements are based upon the respective historical financial statements of IRIS and StatSpin and should be read in conjunction with those historical financial statements and the related notes thereto, and with the Notes to Unaudited Pro Forma Condensed Combined Financial Statements. The Pro Forma Condensed Combined Financial Statements do not purport to be indicative of the results which would actually have been obtained if the merger had been effected on the date or dates indicated or which may be obtained in the future.

                          UNAUDITED PRO FORMA CONDENSED COMBINED
                                      BALANCE SHEET
                                   SEPTEMBER 30, 1995



                                         Historical            Historical     Pro Forma     Pro Forma
                                            IRIS                StatSpin     Adjustments    Combined
                                            ----                --------     -----------    ---------
                                                      ASSETS
Cash and cash equivalents                  $1,666,297             $219,426                  $1,885,723
Short-term investments                      4,697,770                                        4,697,770
Accounts receivable - trade                 2,108,558              419,621                   2,528,179
Accounts receivable - other                   723,299                                          723,299
Inventories                                 2,645,867              411,739                   3,057,606
Prepaid expenses and other                    160,703                8,109                     168,812
                                          -----------           ----------                 -----------
   Total current assets                    12,002,494            1,058,895                  13,061,389

Property and equipment, net                   677,026               75,576                     752,602
Software development costs, net               185,803                                          185,803
Long term investments                         100,000                                          100,000
Deferred tax asset                            594,000                                          594,000
Other assets                                2,644,415               42,000                   2,686,415
                                          -----------           ----------                 -----------
    Total assets                          $16,203,738           $1,176,471                 $17,380,209
                                          -----------           ----------                 -----------
                                          -----------           ----------                 -----------


                                                      LIABILITIES AND SHAREHOLDERS' EQUITY

Notes payable                                                     $180,815                    $180,815
Accounts payable                             $757,563              140,556                     898,119
Accrued expenses                              821,835              100,289                     922,124
Service contracts - deferred income           771,115               25,000                     796,115
                                          -----------           ----------                 -----------
   Total current liabilities                2,350,513              446,660                   2,797,173
Notes payable                                                      150,000                     150,000
Service contracts - deferred income           278,918                                          278,918
                                          -----------           ----------                 -----------
   Total liabilities                        2,629,431              596,660                   3,226,091

Common stock                                   60,089               69,771      (66,370)        63,490
Additional paid in capital                 32,609,313              732,211       66,370     33,407,894
Treasury stock                               (453,386)                                        (453,386)
Unearned compensation                         (74,657)                                         (74,657)
Accumulated deficit                       (18,567,052)            (222,171)                (18,789,223)
                                          -----------           ----------                 -----------
   Total shareholders' equity              13,574,307              579,811                  14,154,118
                                          -----------           ----------                 -----------
   Total liabilities and
      shareholders' equity                $16,203,738           $1,176,471                 $17,380,209
                                          -----------           ----------                 -----------
                                          -----------           ----------                 -----------



                             See accompanying notes

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENTS OF INCOME

                                                       HISTORICAL                                        HISTORICAL
                                            --------------------------------------      ------------------------------------------
                                               IRIS        StatSpin                         IRIS         StatSpin
                                            Nine Months   Nine Months                    Nine Months   Nine Months
                                               Ended         Ended                          Ended         Ended
                                             September     September     Pro Forma        September     September        Pro Forma
                                             30, 1994      30, 1994      Combined         30, 1995       30, 1995         Combined
                                             --------      --------      --------         --------       --------         --------
Sales of medical equipment  and supplies    $5,232,321    $2,351,952    $7,584,273        $6,655,826    $2,155,578       $8,811,404
Service contracts and repairs                1,551,037        69,784     1,620,821         1,744,103        71,292        1,815,395
Research and development contracts             551,266                     551,266           794,719                        794,719
                                            ----------    ----------    ----------       -----------   -----------      -----------
   Net revenues                              7,334,624     2,421,736     9,756,360         9,194,648     2,226,870       11,421,518

Cost of goods from equipment and supplies    2,178,769     1,500,967     3,679,736         2,746,118     1,335,137        4,081,255
Cost of goods from service contracts         1,310,155                   1,310,155         1,169,314                      1,169,314
Cost of research and development contracts     686,266                     686,266           883,710                        883,710
                                            ----------    ----------    ----------       -----------   -----------      -----------
   Cost of goods sold                        4,175,190     1,500,967     5,676,157         4,799,142     1,335,137        6,134,279
                                            ----------    ----------    ----------       -----------   -----------      -----------

   Gross margin                              3,159,434       920,769     4,080,203         4,395,506       891,733        5,287,239

Marketing and selling expenses               1,312,358       364,742     1,677,100         1,756,865       327,854        2,084,719
General and administrative expenses            925,644       247,481     1,173,125         1,188,055       222,840        1,410,895
Research and development expenses              222,255       195,015       417,270           373,600       114,147          487,747
Acquisition of in-process technology                                                       3,480,987                      3,480,987
                                            ----------    ----------    ----------       -----------   -----------      -----------
   Total                                     2,460,257       807,238     3,267,495         6,799,507       664,841        7,464,348

Operating income (loss)                        699,177       113,531       812,708        (2,404,001)      226,892       (2,177,109)

Interest income (expense), net                 113,647       (60,259)       53,388           207,150       (31,425)         175,725
Other income                                   100,655           463       101,118            83,848         9,853           93,701
                                            ----------    ----------    ----------       -----------   -----------      -----------

   Income (loss) before taxes                  913,479        53,735       967,214        (2,113,003)      205,320       (1,907,683)

Income taxes                                    21,000             1        21,001            30,000        (1,100)          28,900
                                            ----------    ----------    ----------       -----------   -----------      -----------

   Net income (loss)                          $892,479       $53,734      $946,213       ($2,143,003)     $206,420      ($1,936,583)
                                            ----------    ----------    ----------       -----------   -----------      -----------
                                            ----------    ----------    ----------       -----------   -----------      -----------

   Net income (loss) per share                   $0.17                       $0.17            ($0.40)                        ($0.34)
                                            ----------                  ----------       -----------                    -----------
                                            ----------                  ----------       -----------                    -----------

   Weighted average shares and common
     equivalent shares outstanding           5,314,773                   5,687,008         5,405,526                      5,777,761
                                            ----------                  ----------       -----------                    -----------
                                            ----------                  ----------       -----------                    -----------


                                  See accompanying notes

                               UNAUDITED PRO FORMA CONDENSED COMBINED
                                         STATEMENTS OF INCOME

                                                           HISTORICAL                                    HISTORICAL
                                            ---------------------------------------        ----------------------------------------
                                                IRIS        StatSpin                          IRIS        StatSpin
                                                Year          Year                            Year          Year
                                                Ended         Ended                           Ended         Ended
                                              December      March 31,     Pro Forma         December      March 31,      Pro Forma
                                              31, 1992        1993        Combined          31, 1993        1994         Combined
                                             ----------    ----------    ----------        ----------    ----------     ----------
Sales of medical equipment  and supplies     $6,371,499    $3,123,229    $9,494,728        $7,499,703    $3,450,251     $10,949,954
Service contracts and repairs                 1,328,498                   1,328,498         1,524,591                     1,524,591
Research and development contracts              106,821                     106,821           457,160                       457,160
                                             ----------    ----------    ----------        ----------    ----------     -----------
   Net revenues                               7,806,818     3,123,229    10,930,047         9,481,454     3,450,251      12,931,705

Cost of goods from equipment and supplies     2,505,325     1,831,759     4,337,084         2,976,078     2,038,342       5,014,420
Cost of goods from service contracts          1,225,554                   1,225,554         1,327,318                     1,327,318
Cost of research and development contracts      326,204                     326,204           637,552                       637,552
                                             ----------    ----------    ----------        ----------    ----------     -----------
   Cost of goods sold                         4,057,083     1,831,759     5,888,842         4,940,948     2,038,342       6,979,290
                                             ----------    ----------    ----------        ----------    ----------     -----------

   Gross margin                               3,749,735     1,291,470     5,041,205         4,540,506     1,411,909       5,952,415

Selling, general and administrative expenses  2,716,993       723,373     3,440,366         2,979,011       879,237       3,858,248
Research and development expense                397,307       334,029       731,336           367,723       413,016         780,739
                                             ----------    ----------    ----------        ----------    ----------     -----------
   Total                                      3,114,300     1,057,402     4,171,702         3,346,734     1,292,253       4,638,987

Operating income (loss)                         635,435       234,068       869,503         1,193,772       119,656       1,313,428

Interest income (expense), net                   88,510       (72,376)       16,134           105,232       (76,675)         28,557
Other income                                    112,500                     112,500            38,558                        38,558
                                             ----------    ----------    ----------        ----------    ----------     -----------

   Income before taxes                          836,445       161,692       998,137         1,337,562        42,981       1,380,543

Income taxes                                     64,068         4,612        68,680            57,000           906          57,906
                                             ----------    ----------    ----------        ----------    ----------     -----------

   Net income                                  $772,377      $157,080      $929,457        $1,280,562       $42,075      $1,322,637
                                             ----------    ----------    ----------        ----------    ----------     -----------
                                             ----------    ----------    ----------        ----------    ----------     -----------

   Net income  per share                          $0.16                       $0.18             $0.26                         $0.25
                                             ----------                  ----------        ----------                   -----------
                                             ----------                  ----------        ----------                   -----------

   Weighted average shares and common
     equivalent shares outstanding            4,928,223                   5,300,458         4,979,785                     5,352,020
                                             ----------                  ----------        ----------                   -----------
                                             ----------                  ----------        ----------                   -----------
                                                                   HISTORICAL
                                                    -------------------------------------------
                                                      IRIS        StatSpin
                                                      Year          Year
                                                      Ended         Ended
                                                    December      March 31,        Pro Forma
                                                    31, 1994        1995           Combined
                                                  -----------    ----------      ------------
Sales of medical equipment  and supplies           $7,430,489    $2,918,212      $10,348,701
Service contracts and repairs                       2,153,076                      2,153,076
Research and development contracts                  1,078,378                      1,078,378
                                                   -----------   ----------      -----------
   Net revenues                                    10,661,943     2,918,212       13,580,155

Cost of goods from equipment and supplies           2,922,084     1,824,913        4,746,997
Cost of goods from service contracts                1,752,031                      1,752,031
Cost of research and development contracts          1,258,405                      1,258,405
                                                   -----------   ----------      -----------
   Cost of goods sold                               5,932,520     1,824,913        7,757,433
                                                   -----------   ----------      -----------

   Gross margin                                     4,729,423     1,093,299        5,822,722

Selling, general and administrative expenses        3,129,498       682,426        3,811,924
Research and development expense                      321,391       194,313          515,704
                                                   -----------   ----------      -----------
   Total                                            3,450,889       876,739        4,327,628

Operating income (loss)                             1,278,534       216,560        1,495,094

Interest income (expense), net                        162,112       (67,426)          94,686
Other income                                          111,240                        111,240
                                                   -----------   ----------      -----------

   Income before taxes                              1,551,886       149,134        1,701,020

Income taxes                                           79,000           456           79,456
                                                   -----------   ----------      -----------

   Net income                                      $1,472,886      $148,678       $1,621,564
                                                   -----------   ----------      -----------
                                                   -----------   ----------      -----------

   Net income  per share                                $0.28                          $0.28
                                                  -----------                    -----------
                                                  -----------                    -----------

   Weighted average shares and common
     equivalent shares outstanding                  5,323,108                      5,695,343
                                                  -----------                    -----------

                                 See accompanying notes

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


1. Periods Presented

The annual Unaudited Pro Forma Condensed Combined Financial Statements have been prepared by combining the separate historical financial statements of IRIS and StatSpin for their historical fiscal periods. The historical financial information of StatSpin included in the Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 1995 and 1994 have been recast to conform with IRIS's fiscal year end.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1995 reflects the issuance of approximately 340,179 shares of IRIS common stock in exchange for all shares of StatSpin common stock (including common stock attributable to stock appreciation rights) outstanding at September 30, 1995, based upon an exchange ratio of 4.0950 shares of IRIS common stock (assuming an IRIS stock price of $7.58 per share) for each share of StatSpin common stock.

2. Earnings Per Share

The unaudited pro forma net income (loss) per common and common equivalent share outstanding was computed based on the combined weighted average number of shares of common stock and common stock equivalents of IRIS and StatSpin outstanding based upon an exchange ratio of 4.0950 shares of IRIS common stock for each share of StatSpin common stock (including common stock attributable to stock appreciation rights); a warrant to purchase 4.0950 shares of IRIS common stock for each outstanding StatSpin warrant; and an option to purchase 4.0950 shares of IRIS common stock for each outstanding StatSpin warrant.

3. Pro Forma Adjustments

The only pro forma adjustment is to restate common stock and paid in capital for the difference in the par value of StatSpin common stock surrendered and the par value of IRIS common stock issued.

The Unaudited Pro Forma Condensed Combined Financial Statements contain one adjustment to conform the accounting policies of the two companies. IRIS retroactively adopted the accounting standards required by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109") effective January 1, 1991. StatSpin adopted the standards required by FAS 109 effective April 1, 1993. The Unaudited Pro Forma Condensed Combined Statement of Income for 1992 contains an adjustment to reflect both IRIS and StatSpin adopting the standards required by FAS 109 effective January 1, 1991. The effect of this adjustment on the combined historical financial data as presented herein was a reclassification of the utilization of a net operating loss carryforward from an extraordinary item to an offset against the income tax provision because utilization of net operating loss carryforwards is not treated as an extraordinary item under SFAS 109.

No provision has been reflected in the Unaudited Pro Forma Condensed Combined Financial Statements for direct expenses related to the merger. IRIS and StatSpin anticipate that the aggregate expenses and fees for the Merger will be between $100,000 and $200,000.

4. Nonrecurring Item

The historical financial statements of IRIS for the nine months ended September 30, 1995 include a nonrecurring, noncash charge of $3,480,987 for the acquisition of in-process research and development.